                                                                   EXHIBIT 10.39

                      THIRD AMENDMENT TO CREDIT AGREEMENT


     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of
                                                    ---------
November 4, 1996, is entered into by and among McKesson Corporation, a Delaware corporation (the "Company"), Medis Health and Pharmaceutical Services Inc., an
                  -------
Ontario corporation and indirect wholly-owned subsidiary of the Company ("Medis"), the several financial institutions party to the Credit Agreement (the
  -----
"Banks"), Bank of America Canada, as administrative agent with respect to the
 -----
Tranche B Canadian Loans and the Bankers' Acceptance Facility (the "Canadian
                                                                    --------
Administrative Agent"), The Chase Manhattan Bank, as co-agent for the Banks (the
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"Co-Agent"), and Bank of America National Trust and Savings Association, as
 --------
agent for the Banks (the "Agent").
                          -----

                                    RECITALS
                                    --------

     A. The Company, Banks, Canadian Administrative Agent, the Co-Agent and Agent are parties to a Credit Agreement dated as of March 31, 1995, as amended by a First Amendment to Credit Agreement dated as of August 31, 1995 and a Second Amendment to Credit Agreement dated as of April 10, 1996 (as so amended, the "Credit Agreement") pursuant to which the Banks have extended certain credit
     ----------------
facilities to the Company and Medis (the "Borrowers").
                                          ---------

     B. The obligations of Medis under the Loan Documents are guaranteed by the Company pursuant to a Guaranty dated as of March 31, 1995 by the Company in favor of the Agent and the Banks (the "Guaranty").
                                       --------

     C. The obligations of the Company under the Credit Agreement, the Guaranty and the other Loan Documents are secured by that certain Pledge and Security Agreement dated as of August 31, 1995 among MacFor International Finance Company, a Delaware corporation and a Wholly-Owned Subsidiary of the Company ("MacFor"), and the Agent (the "Pledge Agreement").
  ------                        ----------------

     D. The Borrowers have requested that the Banks agree to certain amendments of the Credit Agreement.

     E. The Banks are willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  Unless otherwise defined herein, capitalized terms used
         -------------
herein shall have the meanings, if any, assigned to them in the Credit Agreement, as applicable.

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     2.  Amendments to Credit Agreement.
         ------------------------------

          (a) The following defined terms in Section 1.01 of the Credit Agreement shall be restated in their entirety to read as follows:

          "Applicable Facility Fee Margin" means, on any date (subject to
           ------------------------------
     clauses (b) through (d) of the definition of "Applicable Rating Level"), the applicable margin set forth below based on the Applicable Rating Level on such date:

                Applicable
               Rating Level         Margin
               ------------         ------

               Level I              0.0700%
               Level II             0.1250%
               Level III            0.1750%

          "Applicable Margin" means, on any date and with respect to each Loan
           -----------------
     or Bankers' Acceptance (subject to clauses (b) through (d) of the definition of "Applicable Rating Level"), the applicable margin set forth below based on the Type of Loan or, in the case of Bankers' Acceptances, under the heading Bankers' Acceptances and the Applicable Rating Level on such date:

 Applicable         Offshore Rate    CD Rate      Bankers'
 Rating Level          Loans         Loans     Acceptances
--------------     --------------   --------   ------------
   Level I           0.1300%        0.2550%       0.1300%
   Level II          0.2000%        0.3250%       0.2000%
   Level III         0.2750%        0.4000%       0.2750%

          (b)  Section 7.01 of the Credit Agreement shall be amended by:

               (i) deleting the word "and" at the end of subsection (h) thereof;

               (ii)  relettering subsection (i) thereof as subsection (j); and

               (iii) inserting the following as new subsection (i) thereof in appropriate alphabetical order:

          (i) Liens on inventory, proceeds thereof and replacement inventory securing debt to GE Capital Corporation, incurred in connection with the acquisition by the Company of certain assets of FoxMeyer Corporation and its Affiliates, in an aggregate principal amount outstanding at any time not to exceed $400,000,000; provided that such Liens shall have been released on or before the date which is 45 days after the incurrence of such debt and shall no

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

          longer constitute Permitted Liens after such date; and

     3.  Representations and Warranties.  Each Borrower represents and warrants
         ------------------------------
(which representations and warranties in the case of Medis, shall be limited to Medis and its Subsidiaries and other facts and circumstances known to Medis and its Subsidiaries) to the Agent and the Banks as follows:

          (a)  No Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by each Borrower of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligations of each Borrower, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of each Borrower contained in the Credit Agreement and of Macfor in the Collateral Documents to which it is a party are true and correct.

          (d) Each Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Agent and the Banks or any other Person.

     4.  Effective Date.  This Amendment will become effective as of the date
         --------------
first above written (the "Effective Date"), provided that the Agent has received
                          --------------    --------
from the Borrowers and the Banks a duly executed original (or, if elected by the Agent, an executed facsimile copy) of this Amendment, together with a duly executed MacFor Acknowledgment and Consent in the form attached hereto.

     5.   Reservation of Rights.  The Borrowers acknowledge and agree that the
          ---------------------
execution and delivery by the Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   Guarantor Acknowledgement and Consent.  The Company, in its capacity
          -------------------------------------
as Guarantor under the Guaranty, acknowledges and consents to the execution, delivery and performance hereof by the parties hereto and reaffirms and agrees that the Guaranty is in full force and effect, without defense, offset or counterclaim.

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

     7.   Miscellaneous.
          -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein and in the other Loan Documents to such Credit Agreement shall henceforth refer to the Credit Agreement, as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Agent of a facsimile transmitted document purportedly bearing the signature of a party hereto shall bind such party with the same force and effect as the delivery of a hard copy original. Any failure by the Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Agent.

          (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Agent, upon demand, for all reasonable costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment and the documents related hereto.

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

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                  MCKESSON CORPORATION


                                  By: __________________________
                                  Title: _______________________


                                  MEDIS HEALTH AND
                                  PHARMACEUTICAL SERVICES INC.


                                  By:  _________________________
                                  Title:  ______________________


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as
                                  Agent


                                  By: _________________________
                                  Title: Vice President


                                  BANK OF AMERICA NATIONAL TRUST
                                  AND SAVINGS ASSOCIATION, as a
                                  Bank


                                  By: _________________________
                                  Title: Vice President


                                  BANK OF AMERICA CANADA, as a
                                  Bank


                                  By: _________________________
                                  Title: ______________________

                                  THE CHASE MANHATTAN BANK, as a Bank and as
                                  Co-Agent


                                  By: ______________________
                                  Title: ___________________


                                  THE CHASE MANHATTAN BANK OF
                                  CANADA

                                  By: ______________________
                                  Title: ___________________


                                  MORGAN GUARANTY TRUST COMPANY
                                  OF NEW YORK


                                  By: _________________________
                                  Title: ______________________


                                  MORGAN BANK OF CANADA


                                  By:  ________________________
                                  Title:  _____________________


                                  WELLS FARGO BANK, N.A.
                                  (SUCCESSOR TO FIRST INTERSTATE
                                  BANK OF CALIFORNIA)


                                  By: _________________________
                                  Title: ______________________


                                  ABN AMRO BANK N.V.
                                  ------------------

                                  By:  ABN AMRO North America,
                                  Inc., as agent


                                  By: _________________________
                                  Title: ______________________


                                  By: _________________________
                                  Title: ______________________

                                  ABN AMRO BANK CANADA
                                  MONTREAL BRANCH


                                  By: _________________________
                                  Title: ______________________


                                  By: _________________________
                                  Title: ______________________


                                  THE FIRST NATIONAL BANK OF
                                  CHICAGO


                                  By: _________________________
                                  Title: ______________________


                                  TORONTO DOMINION (TEXAS), INC.


                                  By: _________________________
                                  Title: ______________________


                                  THE TORONTO-DOMINION BANK


                                  By: _________________________
                                  Title: ______________________



Acknowledged as of November 4, 1996


BANK OF AMERICA CANADA,
as Canadian Administrative Agent

By:  _______________________________
Title:  ____________________________

                             MACFOR ACKNOWLEDGMENT
                                  AND CONSENT
                            ------------------------



         The undersigned hereby (i) acknowledges and consents to the execution, delivery and performance by Company of the foregoing Third Amendment to Credit Agreement (the "Amendment"), and (ii) reaffirms and agrees that the Pledge
                ---------
Agreement and all other documents and agreements executed and delivered by the undersigned to the Agent and the Banks in connection with the Credit Agreement and the other Loan Documents are in full force and effect, without defense, offset or counterclaim. (Capitalized terms used herein have the meanings specified in the Amendment.)



                               MACFOR INTERNATIONAL FINANCE
                               COMPANY


Dated: November 4, 1996        By:____________________________

                               Title: ________________________


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